Exhibit 99.2a


                                                             Illinois                                   This space for use by
 Form LLC-5.5                                      Limited Liability Company Act                        Secretary of State
    January 2000                                     Articles of Organization
 Jesse White
 Secretary of State                                    SUBMIT IN DUPLICATE
 Department of Business Services                       Must be typewritten
 Limited Liability Company Division           ----------------------------------------
 Room 359, Howlett Building                   This space for use by Secretary of State
 Springfield, IL  62756
 http://www.sos.state.il.us

 Payment must be made by certified           Date
 check, cashier's check, Illinois            Assigned File #
 attorney's check, Illinois C.P.A.'s check   Filing Fee         $400.00
 or money order, payable to "Secretary of    Approved:
 State."


 1.  Limited Liability Company Name:  ASA Hedged Equity Fund LLC
                                     -----------------------------------------

     -------------------------------------------------------------------------
     (The LLC name must contain the words limited liability company, L.L.C. or LLC and cannot contain the terms corporation, corp., incorporated, inc., ltd., co., limited partnership, or L.P.)

 2. If transacting business under an assumed name, complete and attach Form LLC-1.20.

 3. The address of its principal place of business: (Post office box alone and c/o are unacceptable.)

     -------------------------------------------------------------------------

     817 W. Peachtree Street, N.W., Suite 400, Atlanta, Georgia 30308-1144    .
     -------------------------------------------------------------------------

 4.  The Articles of Organization are effective on: (Check one)

     a)   X    the filing date, or b)        another date later than
        ------                        ------ but not more than 60 days
                                             subsequent to the filing
                                             date:
                                                   ------------------
                                                   (month, day, year)

 5.  The registered agent's name and registered office address is:

     Registered agent:     C T Corporation System
                           ---------------------------------------------------------------
                           First Name              Middle Initial     Last Name

     Registered Office:    c/o C T Corporation System, 208 South LaSalle Street,  814
                           ---------------------------------------------------------------
     (P.O. Box and           Number                    Street                     Suite #

     c/o are unacceptable) Chicago                      60604                     Cook
                           ---------------------------------------------------------------
                             City                     ZIP Code                   County

 6. Purpose or purposes for which the LLC is organized: Include the business code # (IRS Form 1065).
     (If not sufficient space to cover this point, add one or more sheets of this size.)
     "The transaction of any or all lawful business for which limited liability companies may be organized under this Act."

     IRS Code 525990

 7.  The latest date, if any, upon which the company is to dissolve
     perpetual         .
     ------------------
     (month, day, year)

     Any other events of dissolution enumerated on an attachment. (Optional)

                                                                       LLC-4.5

LLC-5.5

  8. Other provisions for the regulation of the internal affairs of the LLC per Section 5-5 (a) (8) included as attachment:

     If yes, state the provisions(s) from the ILLCA.      | | Yes     | | No



  9. a) Management is by manager(s):                      |X| Yes     | | No
     If yes, list names and business addresses.

      Aspen Strategic Alliance LLC
      817 W. Peachtree Street, N.W.,
      Suite 400
      Atlanta, Georgia 30308-1144



     b) Management is vested in the member(s):            | | Yes     |X| No
     If yes, list names and addresses.






 10. I affirm, under penalties of perjury, having authority to sign hereto, that these articles of organization are to the best of my knowledge and belief, true, correct and complete.

     Dated  June                        , 2003
           -----------------------------  --------
                   (Month/Day)             (Year)


          Signature(s) and Name(s) of Organizer(s)                                      Business Address(es)

   1.                                                                  1.      817 W. Peachtree, N.W., Suite 400
     -------------------------------------------------------             ---------------------------------------------
                         Signature                                           Number                    Street

       Jeremy L. Standrod, Organizer                                                               Atlanta
     -------------------------------------------------------             ---------------------------------------------
              (Type or print name and title)                                                      City/Town
                                                                           Georgia 30308-1144
     -------------------------------------------------------             ---------------------------------------------
          (Name if a corporation or other entity)                            State                    ZIP Code

   2.                                                                  2.
     -------------------------------------------------------             ---------------------------------------------
                         Signature                                           Number                    Street

     -------------------------------------------------------             ---------------------------------------------
              (Type or print name and title)                                                      City/Town

     -------------------------------------------------------             ---------------------------------------------
          (Name if a corporation or other entity)                            State                    ZIP Code

   3.                                                                  3.
     -------------------------------------------------------             ---------------------------------------------
                         Signature                                           Number                    Street

     -------------------------------------------------------             ---------------------------------------------
              (Type or print name and title)                                                      City/Town

     -------------------------------------------------------             ---------------------------------------------
          (Name if a corporation or other entity)                            State                    ZIP Code

(Signatures must be in ink on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

LLC-4.5